Exhibit 10.6

BACKSTOP AND SUBSCRIPTION AGREEMENT

This Backstop and Subscription Agreement (this “Agreement”), made as of May 11, 2017 by and among Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (the “Company”), and Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Subscriber”), is intended to set forth certain representations, covenants and agreements among the Company and the Subscriber, with respect to the acquisition by Subscriber of the Company’s ordinary shares of no par value (the “Ordinary Shares”), for aggregate consideration of up to Twenty-Four Million U.S. Dollars ($24,000,000), through such acquisitions as are described in Sections 1(a)(iii) and (iv) hereof, which representations, covenants and agreements are made in connection with the Company’s acquisition of Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”), in accordance with that certain Merger Agreement, dated as of December 27, 2016 (as amended, including by Amendment No.1 thereto on or about the date hereof, the “Merger Agreement”), by and among the Company, PAAC Merger Subsidiary Limited, Zhengqi International Holding Limited in its capacity thereunder as the Purchaser Representative, Zhengdong Zou in its capacity thereunder as the Seller Representative and, for certain limited purposes thereunder, the Subscriber. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

1.             Transfer and Voting of Shares.

(a)       Subscriber covenants and agrees that until the earlier of (i) the closing under the Merger Agreement (the “Merger Closing”) or (ii) the date on which the Merger Agreement is terminated in accordance with its terms (the “Termination Date”), it shall not, and shall ensure that each of its Affiliates do not, Transfer any Ordinary Shares (other than Ordinary Shares held by the Subscriber as of the date hereof, the proceeds of which were not deposited by the Company into the Trust Account in connection with the IPO). For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including through redemption election or any derivative transactions.

(b)       Subscriber covenants and agrees that it shall, and shall cause each of its Affiliates to, (i) vote all of the Ordinary Shares that it owns as of the record date (the “Record Date”) for the Shareholder Meeting in favor of the Merger and the other Shareholder Approval Matters at the Shareholder Meeting and (ii) not exercise its redemption or conversion rights with respect to any Ordinary Shares that it owns as of the Record Date in connection with the Shareholder Meeting.

2.             Backstop.

(a)       Commencing on the date hereof and through 5:00 p.m. Eastern Time on the last date on which it may purchase Ordinary Shares such that the settlement of such purchase shall occur on or before the Record Date (the “Market Deadline”), Subscriber shall (provided it is lawful to do so) have the right to purchase up to Twenty-Four Million U.S. Dollars ($24,000,000) of Ordinary Shares in the open market or in other privately negotiated transactions with third parties. On the date immediately following the Market Deadline and promptly at other times requested by the Company from time to time, Subscriber shall notify the Company in writing of the number of Ordinary Shares so purchased (the “Open Market Shares”) and the aggregate purchase price paid therefor by the Subscriber.

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(b)       Between the Market Deadline and the close of business on the third Trading Day prior to the Shareholder Meeting (the “Private Purchase Deadline”), if the Company reasonably believes in good faith that it will have less than Twenty-Four Million U.S. Dollars ($24,000,000) in Closing Proceeds (as defined below) after giving effect to any Open Market Shares previously purchased by the Subscriber pursuant to Section 2(a) hereof, it will promptly notify the Subscriber of the anticipated shortfall of Closing Proceeds below $24,000,000 (the “Expected Shortfall”), and Subscriber shall (provided it is lawful to do so) use its commercially reasonable efforts to purchase an amount of Ordinary Shares up to the Expected Shortfall in privately negotiated transactions with third parties, including forward contracts (such shares, the “Private Purchase Shares” and, together with the Open Market Shares, the “Market Shares”), provided that: (i) such transactions settle no later than, and are conditioned upon, the Merger Closing and (ii) Subscriber shall not be required to purchase any Ordinary Shares at a price above $10.40 per share. Notwithstanding the foregoing, Subscriber shall be permitted (provided it is lawful to do so) prior to the Private Purchase Deadline to buy additional Ordinary Shares in such private transactions in excess of the Expected Shortfall, up to a total of $24,000,000 in total Market Shares. On the date immediately following the Private Purchase Deadline, and at such other times as may be requested by the Company from time to time, Subscriber shall (x) notify the Company in writing of the number of Private Purchase Shares so purchased and the aggregate purchase price paid therefor by Subscriber and (y) provide the Company, for all Private Purchase Shares acquired, all documentary evidence reasonably requested by the Company and its advisors (including its legal counsel) and its transfer agent and proxy solicitor to confirm that: (i) the Subscriber purchased, or has contracted to purchase, such shares, and (ii) the seller of such shares has provided to the Subscriber a representation that (A) the seller voted such shares in favor of the Merger and the other Shareholder Approval Matters and (B) the seller of such shares did not exercise its redemption or conversion rights for such shares in connection with the Shareholder Meeting or the Merger Closing. Notwithstanding the foregoing, and for the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then the Subscriber’s obligations to purchase Ordinary Shares under this Section 2(b) will immediately terminate and be extinguished. For purposes of this Agreement, (i) “Closing Proceeds” means the sum of (A) the funds left in the Trust Account as of the Merger Closing, after giving effect to any redemptions or conversions by Public Stockholders, but before giving effect to the payment of any Transaction Expenses, plus (B) the amount of funds from any private placements of the Company’s capital stock (or binding commitments therefor, other than the Subscriber’s obligations in the Backstop Offering) occurring or to occur at or prior to the Merger Closing, and (ii) “Trading Day” shall mean a day during which trading in the Ordinary Shares generally occurs on the Nasdaq or, if the Ordinary Shares are not listed on the Nasdaq, on the principal other national or regional securities exchange on which the Ordinary Shares are then listed or, if the Ordinary Shares are not listed on a national or regional securities exchange, on the principal other market on which the Ordinary Shares are then listed or admitted for trading.

(c)       Immediately after the deadline for the Public Stockholders to elect to redeem or convert their Ordinary Shares from funds in the Trust Account in connection with the Merger Closing, the Company shall notify the Subscriber of the updated Expected Shortfall anticipated at such time and after giving effect to any Market Shares previously purchased (or committed to be purchased) by the Subscriber pursuant to Sections 2(a) and 2(b) hereof (the “Final Shortfall”). The Subscriber hereby irrevocably subscribes for and agrees, subject to the substantially concurrent Merger Closing and the other terms and conditions set forth herein, to purchase from the Company that number of Ordinary Shares equivalent to the Final Shortfall at a purchase price of $10.40 per share (such shares, the “Backstop Shares”), and the Company agrees to sell such Backstop Shares to the Subscriber at such price per share (such offering, the “Backstop Offering”); provided, that, if requested by the Subscriber, the Company shall (provided it is lawful to do so) issue and sell to the Subscriber an additional number of Backstop Shares in the Backstop Offering, up to a total of Twenty-Four Million U.S. Dollars ($24,000,000) when aggregated with all amounts for Market Shares and Backstop Shares (the “Backstop Cap”). For the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then the Subscriber’s obligations to purchase Backstop Shares under this Section 2(c) will immediately terminate and be extinguished. Any such purchase under this Section 2(c) shall be consummated substantially concurrent with the Merger Closing. For the avoidance of doubt, in the event that no Market Shares are acquired by the Subscriber pursuant to Sections 2(a) and 2(b) hereof, the Subscriber’s obligations under this Section 2(c) shall nevertheless continue to apply.

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3.             Right to Guarantee Escrow Shares. In consideration for the Subscriber’s obligations described in this Agreement, including Sections 1 and 2 hereof, in accordance with the Merger Agreement, at the Merger Closing, the Guarantee Escrow Shares will be issued in the name of the Subscriber and deposited in the Guarantee Escrow Account, to be held by the Escrow Agent in accordance with the terms of the Merger Agreement and the Escrow Agreement for the Guarantee Escrow Account, and the Subscriber shall be entitled to receive the Backstop Guarantee Escrow Share Amount from the Guarantee Escrow Account subject to, and in accordance with, the terms and conditions of the Merger Agreement. The Company will, and will use its reasonable efforts to cause the Seller Representative to, promptly provide any required notices to the Escrow Agent to cause the timely release of the Backstop Guarantee Escrow Share Amount in accordance with the Merger Agreement to the extent that the Subscriber is entitled to such amounts in accordance with the Merger Agreement.

4.             Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. The Subscriber understands and agrees that its subscription is made subject to the following terms and conditions:

(a)       Contemporaneously with the execution and delivery of this Agreement, the Subscriber shall execute and deliver to the Company the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and, in respect of the Backstop Offering pursuant to Section 2(c) hereof, upon notice from the Company setting forth the reasonably anticipated date of the Merger Closing, the Subscriber shall, no fewer than two (2) Business Days prior to such anticipated date (the “Funding Date”), cause a wire transfer to be made for payment for the Backstop Shares in immediately available funds in the aggregate amount equal to $10.40 multiplied by the number of Backstop Shares to be purchased by the Subscriber (the “Subscription Amount”) to the account(s) designated in writing by the Company to the Subscriber prior to the Merger Closing. In the event that the Subscriber enters into privately negotiated transactions with third parties in accordance with Section 2(b) hereof subsequent to the Funding Date but prior to the Merger Closing, unless otherwise requested in writing by the Subscriber (but subject to the Backstop Cap), the Subscription Amount shall be reduced by the dollar amount of such purchases and such excess funds (not to exceed the Subscription Amount) shall be returned to the Subscriber. The payments provided for in this Section 2(a) shall be deposited in escrow with Continental Stock Transfer & Trust Company (or other nationally recognized escrow agent with whom in all cases, whether with Continental Stock Transfer & Trust Company or otherwise, the Company shall have an escrow agreement in place for purposes hereof, which such agreement shall be on reasonable and customary terms) pending the Company’s acceptance of the subscription.

(b)       The subscription of the Subscriber for the Backstop Shares shall be deemed to be accepted only (and shall not otherwise be accepted by the Company except) when (i) the Company has confirmed in writing to the Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the Company’s acceptance of such subscription and (ii) the Merger Closing occurs substantially concurrent with the Company’s acceptance of such subscription. If such acceptance does not occur on or prior to the earlier of (x) the Merger Closing or (y) the Termination Date, the Subscriber’s subscription shall automatically be deemed rejected (the “Subscription Rejection”). The payment of the Subscription Amount will be returned promptly, without interest, to the Subscriber if the subscription is rejected in whole or in part or if the Backstop Offering is withdrawn or canceled.

(c)       The representations and warranties of the Company and the Subscriber set forth herein shall be true and correct as of the date that the Company accepts the subscriptions set forth herein.

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5.             Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

6.             Registration Rights.

(a)       At the Merger Closing, the Company and the Subscriber shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will agree to (i) register the resale of the Backstop Shares, any Guarantee Escrow Shares received by the Subscriber from the applicable Escrow Account and not forfeited in accordance with the Merger Agreement (the “Subscriber Earnout Shares”), and any Market Shares requested by the Subscriber under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws, (ii) use reasonable best efforts to cause such registration with respect to such Backstop Shares and such Market Shares to be declared effective no later than one-hundred and twenty (120) days following the Merger Closing (provided, that the Company shall have no obligation to register the resale of any Subscriber Earnout Shares until they are actually received by the Subscriber from the Escrow Account) and (iii) provide the Subscriber with customary demand and piggyback registration rights. The Registration Rights Agreement shall include such additional terms and conditions as are customary and reasonably satisfactory to the Company and the Subscriber.

(b)       None of the Backstop Shares or Subscriber Earnout Shares may be Transferred except pursuant to an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act and applicable state securities laws.

(c)       Without limitation to the generality of the foregoing, the Subscriber shall not execute any short sales or engage in other hedging transactions of any kind with respect to any Ordinary Shares during the period from the date of the Merger Closing through the date that is forty-five (45) consecutive days thereafter. For the avoidance of doubt, the prohibition set forth in this Section 6(c) shall not be applicable on or after the Termination Date.

7.             Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of The Subscriber. The Subscriber hereby represents, warrants and covenants to the Company as follows:

(a)       The Subscriber is purchasing the Backstop Shares and acquiring the Subscriber Earnout Shares, if any, for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Backstop Shares and Subscriber Earnout Shares for resale under the Securities Act or a valid exemption from registration). The Subscriber will not Transfer such shares at any time in violation of the Securities Act or applicable state securities laws. The Subscriber acknowledges that the Backstop Shares and Subscriber Earnout Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(b)       The Subscriber understands that (i) the Backstop Shares and the Subscriber Earnout Shares (A) have not been registered under the Securities Act or any applicable state securities laws, (B) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of applicable state securities laws which relate to private offerings and (D) may be required to be held indefinitely because of the fact that the Backstop Shares and Subscriber Earnout Shares have not been registered under the Securities Act or applicable state securities laws, and (ii) the Subscriber must therefore be capable of bearing the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. The Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that until such time as the resale of the Backstop Shares and Subscriber Earnout Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Backstop Shares and Subscriber Earnout Shares acquired by the Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of such Backstop Shares and Subscriber Earnout Shares):

“THESE ORDINARY SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THESE ORDINARY SHARES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

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BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF PACIFIC SPECIAL ACQUISITION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF THE ACQUISITION FROM THE COMPANY OR AN AFFILIATE OF THE COMPANY, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	OUTSIDE THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, OR

(D)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT, OR

(E)	PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(c)       The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscriber’s interest in connection with the acquisition of the Backstop Shares, Subscriber Earnout Shares and the Market Shares (collectively, the “Shares”). The Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that the Subscriber could lose the Subscriber’s entire investment. Further, the Subscriber has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Merger, the Company, and Borqs and has taken full cognizance of and understands all of the risks related to the Company, Borqs, the Merger, the Shares and the transactions contemplated hereby, including the purchase of the Shares. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Shares, to the extent deemed necessary by the Subscriber, the Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including purchasing and owning the Shares. The Subscriber has the ability to bear the economic risks of the Subscriber’s investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

(d)       The Subscriber has been furnished by the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company and Borqs, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Shares which the Subscriber has reasonably requested or otherwise needs to evaluate the investment in the Shares.

(e)       The Subscriber acknowledges receipt of and has carefully reviewed and understands the following items (collectively, the “Disclosure Documents”): (i) the IPO Prospectus; (ii) each filing made by the Company with the SEC under the Exchange Act following the filing of the IPO Prospectus through the date of this Agreement, including the preliminary Proxy Statement; (iii) the Merger Agreement, a copy of which has been made available to the Subscriber, as in effect on the date of this Agreement, including Amendment No. 1 thereto; and (iv) the proposed draft amendments to the preliminary Proxy Statement based on the SECs comments, Amendment No. 1 to the Merger Agreement and this Agreement and other recent events. The Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Merger Closing.

(f)       The Subscriber acknowledges that neither the Company nor any of its Affiliates has made or makes any representation or warranty to the Subscriber in respect of the Company or Borqs, the Merger or the other transactions contemplated by the Merger Agreement, other than in the case of the Company, the representations and warranties contained in this Agreement.

(g)       In making its investment decision to purchase the Shares, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber’s representatives. The offer to sell the Backstop Shares and issue the Subscriber Earnout Shares was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

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(h)       The Subscriber acknowledges that it has been advised that:

(i)       The Backstop Shares and Subscriber Earnout Shares offered or issued or issuable hereby have not been approved or disapproved by the SEC or any applicable state securities commission nor has the SEC or any applicable state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii)       In making an investment decision, the Subscriber must rely on its own examination of the Company, the Merger, Borqs and the Backstop Offering, including the merits and risks involved. The Shares have not been recommended by any applicable federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation by the Company. Any representation to the contrary is a criminal offense.

(iii)       The Backstop Shares and the Subscriber Earnout Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to the applicable registration requirements or exemption therefrom. The Subscriber is aware that the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Backstop Shares and Subscriber Earnout Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. The Subscriber is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(i)       The Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(j)       The Subscriber further represents and warrants that the Subscriber is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has executed the Investor Questionnaire and shall provide to the Company an updated Investor Questionnaire promptly following any change in circumstances at any time on or prior to the Merger Closing.

(k)       As of the date of this Agreement, the Subscriber and its Affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement the Subscriber and its Affiliates did not enter into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Exchange Act or short sale positions with respect to the securities of the Company. In addition, the Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(l)       If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

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(m)       If the Subscriber is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) the Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of the Entity in connection with the acquisition of the Shares, (b) to delegate authority pursuant to power of attorney and (c) to acquire and hold such Shares; (ii) the signature of the party signing on behalf of the Entity is binding upon the Entity; and (iii) the Entity has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(n)       If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

(o)       This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(p)       The Subscriber understands and confirms that the Company will rely on the representations and covenants of the Subscriber contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company by or on behalf of the Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(q)       Neither the purchase of the Backstop Shares nor the acquisition of the Subscriber Earnout Shares by the Subscriber will subject the Company to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act.

(r)       Unless otherwise specified in the Investor Questionnaire, the Subscriber is not a U.S. person (as defined in the Securities Act) and is acquiring the Backstop Shares and Subscriber Earnout Shares in an offshore transaction in accordance with the requirements of Regulation S under the Securities Act.

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8.             Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

(a)       Subject to obtaining all required approvals necessary in connection with the performance of the Merger Agreement (including the approval of the Company’s stockholders for the Merger Agreement and any approvals required for the Extension, if applicable) and any required approvals pursuant to the applicable rules of Nasdaq (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Merger Agreement (collectively, the “Transaction Documents”), and to perform its obligations under this Agreement and the other Transaction Document. Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and, assuming that this Agreement and the Registration Rights Agreement constitute a valid and binding obligation of the Subscriber, this Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b)       Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Company’s Organizational Documents, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, to which the Company is a party, or (iii) result in a violation of any Law applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations in clauses (ii) or (iii) of this Section 8(b) as have not had or would not reasonably be expect to have, individually or in the aggregate, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Effect”)). The Company is not in violation of its Organizational Documents in any material respect.

(c)       Except for (i) the applicable requirements of any applicable Antitrust Laws, the federal securities Laws or any applicable state securities or “blue sky” Laws and (ii) the filing of the Plan of Merger with the Registrar of Companies of the Cayman Islands (and subject to obtaining the Required Approvals), the Company is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance by it of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents and no consent, approval or authorization of any Governmental Authority or any other Person is required to be obtained by the Company in connection with its execution, delivery and performance of this Agreement and each of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, (other than such consents, approvals or authorizations, the failure of which to obtain, have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

(d)       The Company has timely filed all forms, reports and other documents required to be filed by it with the SEC (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since the date of its IPO (the “IPO Date”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(e)       Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

(f)       The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures: (i) are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the most recent quarterly period reported to the SEC, and (iii) are effective to perform the functions for which they were established. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it.

(g)       As of the date hereof, there are no, and since the Company’s formation, there have not been any Actions pending or, to the knowledge of the Company, threatened in writing against the Company, including any such Actions that (i) challenges the validity or enforceability of the Company’s obligations under this Agreement or the other Transaction Documents or (ii) seeks to prevent, delay or otherwise would reasonably be expected to adversely affect the consummation by the Company of the transactions contemplated herein or therein.

(h)        Except as and to the extent set forth on the balance sheet of the Company as of December 31, 2016, including the notes thereto, the Company has no liability or obligation of a type required to be reflected in a balance sheet prepared in accordance with GAAP or in the footnotes thereto, except for (i) liabilities and obligations incurred since December 31, 2016 in the ordinary course of business that are not, individually or in the aggregate, material to the Company and none of which results from or arises out of any material breach of or material default under any contract, material breach of warranty, tort, material infringement or material violation of Law; (ii) liabilities and obligations incurred in connection with the transactions contemplated by this Agreement and other Transaction Documents; and (iii) liabilities and obligations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i)       The Company will file with the SEC a Current Report on Form 8-K or other periodic report under the Exchange Act disclosing the form of this Agreement within four (4) Business Days after the date of this Agreement.

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(j)       The Company understands and confirms that the Subscriber will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

9.             Understandings. The Subscriber understands, acknowledges and agrees with the Company as follows:

(a)       The Subscriber hereby acknowledges and agrees that, subject to the terms and conditions of this Agreement, the subscription hereunder is irrevocable by the Subscriber, that, except as required by applicable Law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b)       No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Shares.

(c)       The Backstop Offering is intended to be exempt from registration, which is dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(d)       There is only a limited public market for the Ordinary Shares. There can be no assurance that a Subscriber will be able to sell or dispose of the Shares.

(e)       The representations and warranties of the Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the consummation of each offering of the Backstop Shares and issuance of the Subscriber Earnout Shares as if made on and as of such date and such representation and warranties and all agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

10.           Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company and (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscriber, in each case until the earlier of the (A) Merger Closing or (B) Termination Date. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber’s qualification and suitability to purchase the Shares.

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11.           Waiver Against Trust. Reference is made to the IPO Prospectus. The Subscriber represents and warrants that it has read the IPO Prospectus and understands that Company has established the Trust Account containing the proceeds of the IPO (including interest accrued from time to time thereon) for the benefit of the Public Stockholders and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their Ordinary Shares in connection with the consummation of its Business Combination, (b) to the Public Shareholders if the Company fails to consummate a Business Combination by August 21, 2017 or such earlier date as determined by the Company’s directors (as extended from April 20, 2017), (c) to pay any taxes and for working capital purposes from the interest accrued in the Trust Account, and (d) to the Company after or concurrently with the consummation of its Business Combination. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subscriber hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Subscriber nor its Affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Company or its Representatives, on the one hand, and the Subscriber or its Representatives, on the other hand, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Subscriber on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that the Subscriber or its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the Company or its Affiliates). The Subscriber agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and its Affiliates to induce the Company to enter in this Agreement, and the Subscriber further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent the Subscriber or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives, the Subscriber hereby acknowledges and agrees its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit any the Subscriber or its Affiliates (or any Person claiming on any of their behalves or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Subscriber or any of its Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Company and its Representatives shall be entitled to recover from the Subscriber, its Affiliates, and the Subscriber Shareholders, the associated legal fees and costs in connection with any such Action, in the event the Company or its Representatives, as applicable, prevails in such Action. Notwithstanding anything to the contrary in this Section 11, the Released Claims shall not include, and this Section 11 shall not otherwise affect, any rights of the Subscriber or its Affiliates as a Public Stockholder of the Company to receive distributions from the Trust Account in its capacity as a Public Stockholder. This Section 11 shall survive termination of this Agreement for any reason.

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12.       Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company prior to the Merger Closing or to the Subscriber, to:

c/o Zhengqi International Holding Limited
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai 200120, China
Attn: Yaqi (Sophie) Feng, COO
Facsimile No.:    86-21-8012-9882
Telephone No:  86-21-8012-9878
Email:    fengyq@tpyzq.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn:   Douglas Ellenoff, Esq.
            Stuart Neuhauser, Esq.
Facsimile No.:      (212) 370-7889
Telephone No.:    (212) 370-1300
Email:   ellenoff@egsllp.com
              sneuhauser@egsllp.com

and

Borqs International Holding Corp.
Tower A, Building B23
Universal Business Park
No. 10 Jiuxiangqiao Road
Chaoyang District, Beijing 100015, China
Attn: Pat Chan, CEO
Facsimile No.:     86-10-5975-6363
Telephone No:   86-10-5975-6336
Email:    pat.chan@borqs.com

and

Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attn: Eva Wang
Facsimile No.:      (650) 938-5200
Telephone No.:   (650) 335-7878
Email: ewang@fenwick.com

If to the Company after the Merger Closing, to:

Borqs Technologies, Inc.
Tower A, Building B23
Universal Business Park
No. 10 Jiuxiangqiao Road
Chaoyang District, Beijing 100015
China
Attn: Pat Chan, CEO
Facsimile No.:    86-10-5975-6363
Telephone No:  86-10-5975-6336
Email: pat.chan@borqs.com

with a copy (which will not constitute notice) to:

Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attn:   Eva Wang
Facsimile No.:      (650) 938-5200
Telephone No.:   (650) 335-7878
Email:   ewang@fenwick.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Douglas Ellenoff, Esq.
Stuart Neuhauser, Esq.
Facsimile No.:      (212) 370-7889
Telephone No.:   (212) 370-1300
Email:    ellenoff@egsllp.com
              sneuhauser@egsllp.com

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13.           Notification of Changes. The Subscriber agrees and covenants to notify the Company and Borqs immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect in any material respect or of any material change in any statement made herein occurring prior to the Merger Closing. The Company agrees and covenants to notify the Subscriber immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect in any material respect or of any material change in any statement made herein occurring prior to the Merger Closing.

14.           Obligations Irrevocable. Subject to the terms and conditions contained herein, the obligations of the Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company and Borqs, until the Subscription Rejection.

15.           Amendments; Waiver. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Company, the Subscriber and Borqs. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought (and, with respect to any waiver by the Company, Borqs).

16.           Assignment. This Agreement shall not be assigned without the prior written consent of the Company, the Subscriber and Borqs, and any assignment without such consent shall be null and void ab initio. Notwithstanding the foregoing, the Company and Borqs will not unreasonably withhold, delay or condition their consent to transfer and assign all or a proportion of the Subscriber’s obligations under this Agreement to an investor that is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an institutional “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and who otherwise is reasonably expected to be capable of satisfying the Subscriber’s obligations transferred to such assignee. Such assignee shall be entitled to receive a proportionate share of the Guarantee Escrow Shares based on the portion of the Subscriber’s obligations transferred to such assignee, as well as entitled to receive the rights and obligations of the Subscriber under the Registration Rights Agreement with respect to its Shares. Upon any such approved assignment by the Subscriber, such assignee shall be deemed to be the “Subscriber” under this Agreement (and the Registration Rights Agreement) with respect to the rights and obligations under this Agreement (and the Registration Rights Agreement) transferred to such assignee; provided, that each Subscriber shall be severally, and not jointly, liable for any breach of this Agreement or the Registration Rights Agreement. Notwithstanding the foregoing, in the event that an assignee does not fulfill its purchase obligations hereunder, the original Subscriber shall be secondarily responsible for fulfilling such purchase obligations, and the original Subscriber shall (i) be permitted to enforce this Agreement against such assignee on behalf of the Company, (ii) receive such defaulting assignee’s rights under this Agreement (including its share of the Guarantee Escrow Shares), and (iii) be entitled to seek any remedies against the defaulting assignee for such default to which it or the Company may be entitled under this Agreement, such assignment, at law or in equity.

17.           Binding Effect; Third Party Beneficiaries. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns, provided, however, that Borqs is an intended third-party beneficiary of this Agreement, and the Company and the Subscriber hereby acknowledge and agree that Borqs has the right to cause the Company to enforce its rights and perform its obligations under this Agreement including the right to cause the Company to make or not make any election or otherwise exercise or not exercise a right hereunder.

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18.           Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the "Specified Courts"). Each party hereto (and Borqs to the extent of its third party beneficiary rights) hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party (and Borqs to the extent of its third party beneficiary rights) agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 12. Nothing in this Section 18 shall affect the right of any party to serve legal process in any other manner permitted by Law. EACH PARTY HERETO (AND BORQS TO THE EXTENT OF ITS THIRD PARTY BENEFICIARY RIGHTS) HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.           Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated by this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party (or Borqs) may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party (and Borqs as a third party beneficiary) shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

20.           Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

21.           Entire Agreement. This Agreement and the Registration Rights Agreement, and to the extent incorporated herein, the Merger Agreement, constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein and therein, superseding all prior contracts or agreements relating to such matters, whether oral or written. Notwithstanding the foregoing, this Section 21 shall not affect any confidentiality obligations of the Subscriber to the Company or Borqs pursuant to any confidentiality agreements entered into by the Subscriber prior to the date hereof.

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22.           Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means United States dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

23.           Counsel. The Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

24.           Further Assurances. From time to time, at another party's request and without further consideration (but at the requesting party's reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

25.           Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

{Remainder of Page Intentionally Left Blank; Signature Page Follows}

16

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

The Company:

PACIFIC SPECIAL ACQUISITION CORP.

By:	/s/ Yaqi Feng
Name: Yaqi Feng
Title: COO

The Subscriber:

ZHENGQI INTERNATIONAL HOLDING LIMITED

By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Director

{Signature Page to Backstop and Subscription Agreement}

Exhibit A

Investor Questionnaire

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SHARES FROM PACIFIC SPECIAL ACQUISITION CORP (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop and Subscription Agreement by and between Company and Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Agreement”).

(1)       The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A ___

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability, provided that if the amount of such indebtedness outstanding at the time of the purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence at the time of the purchase of the Shares shall be included as a liability.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

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Category D ___

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________________ ___________________________________________________________________

Category E ___

The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category F ___

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

__________________________________________________________________
__________________________________________________________________

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

___________________________________________________________________ ___________________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

2

(2)           Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to acquire?

YES _____     NO _____

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES _____     NO _____

(3)           Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4)           Are you a U.S. person (as defined in the Securities Act)?

YES _____     NO _____

 (5)           FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES _____     NO _____

If Yes, please describe:

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

{Remainder of page intentionally left blank}

3

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them. The undersigned represents and warrants to the Company, as or on behalf of the Subscriber, that the information in this Investor Questionnaire is true, complete and accurate and may be relied upon by the Company. The Subscriber understands that a false representation may constitute a violation of law, and that any person or entity who suffers damage as a result of a false representation may have a claim against the Subscriber for damages

Individual Signature:	Entity Signature:

Signature	Entity Name

By:
Name (Print)	Signature

Date:	Signatory Name (Print)

Title

Date:

4